Exhibit 10.5

                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT, dated as of December 29, 2003 by and between CIRMAKER TECHNOLOGY CORPORATION, a Nevada corporation (the "Company"), and SHIH-TANG LIAO ("the Optionee").

                                   BACKGROUND

At a meeting of the Board of Directors of the Company held on the date hereof, the Board authorized the grant to the Optionee of a two-year option to purchase 600,000 shares of the Company's Common Stock at a price per share equal to $0.35. Subject to compliance with Section 16 of the Securities Exchange Act of 1934, the options are immediately exercisable as of the date hereof.

     NOW, THEREFORE, in consideration of the premises, mutual covenants herein set forth and other good and valuable consideration, subject to the terms and conditions herein, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions herein, the Company hereby grants to the Optionee an option (the "Option") to purchase Six Hundred Thousand (600,000) shares of its Common Stock, $.001 par value (the "Option Shares"), at an exercise price (the "Exercise Price") of $0.35 per share, as may be adjusted from time to time as provided in this Agreement.

     2.   Exercise of the Option.

          a. Subject to adjustments as provided in Section 5 herein, the Option shall be subject to the following vesting schedule: Subject to compliance with Section 16 of the Securities Exchange Act of 1934, the options are immediately exercisable as of the date hereof.

          b. The Option shall expire on the second anniversary of the date hereof; provided, however, that (i) if the Optionee's Business Relationship with the Company ceases for any reason other than for Cause, the Option shall expire on the 90th day following the cessation of the Business Relationship and (ii) if the Optionee's Business Relationship with the Company ceases as the result of the termination by the Company of the Optionee's Business Relationship for Cause, then the Option shall expire immediately upon such termination. For purposes of this Agreement, "Business Relationship" means that a person is serving the Company, its parent or any of its subsidiaries in the capacity of an employee, officer, director, advisor or consultant; and "Cause" means that Optionee is determined by the Company to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company, under circumstances that could normally be expected to result in loss, damage, or injury to the Company, or because Optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

     3. Rights of Holder. The Optionee shall not have any rights to dividends or any other rights of a stockholder with respect to any Option Shares until such Shares shall have been issued to Optionee (as evidenced by the appropriate entry on the transfer books of the Company) upon purchase of such Shares upon exercise of the Option. Furthermore, nothing contained in this Stock Option Agreement shall confer upon the Optionee any right to be continued in the employ of the Company or its subsidiaries beyond what is called for in any employment agreement that the Company may have with the Optionee.

     4. Non-Transferability of Option. This Option shall not be transferable other than by will or by the laws of descent and distribution, and may be exercised during the Optionee's lifetime only by the Optionee.


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     5.   Adjustments.

          a. Adjustments by the Company. In the event of a stock dividend, stock split-up, share combination, exchange of shares, recapitalization, merger, consolidation, acquisition or disposition of property or shares, reorganization, liquidation or other similar changes or transactions, by the Company during the term of the Option, the Board of Directors of the Company shall make such adjustment of the number and class of shares then covered by the Option, or of the Exercise Price, or both, whose determination shall be conclusive. To the extent practicable, the Company shall give the Optionee prior notice of any such event, provided that the failure by the Company to give such notice shall not subject the Company to any liability herein.

          b. Adjustments Due to Merger, Consolidation, Reorganization, Asset Sale, Liquidation, etc.

               i. If the Company shall be the surviving corporation in any reorganization, merger, consolidation, etc. of the Company with one or more other corporations, any then outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Option would have been entitled immediately following such reorganization, merger, consolidation, etc. with a corresponding proportionate adjustment of the Exercise Price as to which such Option may be exercised so that the aggregate Exercise Price as to which such Option may be exercised shall be the same as the aggregate Exercise Price as to which such Option may be exercised for the shares remaining subject to the Option immediately prior to such reorganization, merger, consolidation, etc.

               ii. In the event of a merger or consolidation in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding
Options: (i) provide that such Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to the Optionee, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice; or (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the Optionee equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Transaction Price) and
(B) the aggregate Exercise Price of all such outstanding Options in exchange for the termination of such Options.

     6. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock or such other class of stock then subject to the Option as shall be sufficient to satisfy the requirements of this Agreement. The Company shall list such shares of Common Stock on the national securities exchange or automated quotation system on which the Company's Common Stock is then listed.

     7.   Exercise Procedure.

          a.   Procedure.

               i. The Optionee may exercise the Option, at any time or from time to time as provided herein, by delivering to the Company a written notice duly signed by the Optionee stating the number of Option Shares that the Optionee has elected to purchase and accompanied by payment in an amount equal


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to the full purchase price for the Option Shares to be purchased (the "Purchased
Shares"). The notice may be in form of the "Exercise of Option to Purchase Shares" attached hereto. The payment may either be in cash or by check or shares of the Company's Common Stock with a fair market value equal to the exercise price on the date the Option is exercised, or through a combination of cash or shares. If the exercise price of the Option is less than the fair market value of the Company's Common Stock, then the Board of Directors of the Company, by written notice to the Optionee, may also permit the Optionee to exercise the Option on a cashless basis. For purposes of the foregoing, "fair market value" of the Common Stock shall be determined as of the last business day for which the prices or quotes are available prior to the date the particular Options are exercised and shall mean (i) the last reported sale price (on that date) of the Common Stock on the Nasdaq National or Small Cap Market System, if the Common Stock is then traded on either such System; (ii) the last reported sale (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is not then traded on the Nasdaq National or Small Cap Market System; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National or Small Cap Market System or a national securities exchange. However, if the Common Stock is not then publicly traded, the "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Corporation's Board of Directors after taking into consideration all factors which it deems appropriate.

               ii. Following receipt by the Company of such notice of exercise and full payment, the Company shall issue, as soon as practicable, a stock certificate for the Purchased Shares in the name as designated by the Optionee and deliver the certificate to the Optionee.

          b. Compliance. The Company, however, shall not be required to issue or deliver the stock certificate pursuant to Section 7(b) hereof until it has complied with all requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, any securities exchange or automated quotation system on which the Company's Common Stock may then be listed, and all applicable state laws in connection with the issuance of the Option Shares or their listing on said securities exchange or system.

          c. Legend. If the Purchased Shares are not then covered by a registration statement in accordance with Section 8 hereof, each certificate for the Purchased Shares shall bear a legend that is substantially similar to the following:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
          SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE
          REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

     8. Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by facsimile or certified mail to the following addresses:

          a.   If to the Company:

               CIRMAKER TECHNOLOGY CORPORATION
               Attention: Grace Chang
               No. 8, Lane 377
               Chung Cheng Road
               Feng Yeh Li
               Yang Mei
               Taoyuan 326
               Taiwan
               R.O.C.


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          b.   If the Optionee:

               Mr. Shih-Tang Liao
               CIRMAKER TECHNOLOGY CORPORATION
               No. 8, Lane 377
               Chung Cheng Road
               Feng Yeh Li
               Yang Mei
               Taoyuan 326
               Taiwan
               R.O.C.

or to such other address as either party hereto may hereinafter duly give to the other.

     9. Binding. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their successors, assigns, heirs and administrators.

     10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters herein, and cannot be amended, modified or terminated except by an agreement in writing executed by the parties hereto.

     11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law principles thereof.


                            [signature page follows]


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                                         CIRMAKER TECHNOLOGY CORPORATION


                                         By: /s/ Grace Chang
                                            ----------------------------
                                         Name:   Grace Chang
                                         Title:  Chief Financial Officer


                                         SHIH-TANG LIAO


                                            /s/ Shih Tang Liao
                                         -------------------------------


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Exercise of Option To Purchase Shares

To:  Cirmaker Technology Corporation

     The undersigned hereby exercises the Option for the purchase of ______ shares (the "Shares") of Cirmaker Technology Corporation Common Stock granted under a Stock Option Agreement, dated as of December 29, 2003, and herewith makes payment of the purchase price by the delivery of _______. In the event the Shares are not registered under the Securities Act of 1933, as amended, the undersigned shall provide such representations as may be required by the Company to fulfill any exemptions that may be sought under said Act. Kindly issue the certificate for the Shares in accordance with the instructions given below:



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Signature

Instructions for issuance
of stock:

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Name

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Address

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Social Security Number